Leverage Shares 2X Long ASML Daily ETF
Schedule of Investments
January 31, 2025 (Unaudited)

SHORT-TERM INVESTMENTS - 9.8%		Value
Money Market Funds - 9.8%	Shares
First American Treasury Obligations Fund - Class X, 4.28% (a)	223,891	$223,891
TOTAL SHORT-TERM INVESTMENTS (Cost $223,891)		223,891

TOTAL INVESTMENTS - 9.8% (Cost $223,891)		223,891
Other Assets in Excess of Liabilities - 90.2%		2,062,287
TOTAL NET ASSETS - 100.0%		$2,286,178
two		–%
Percentages are stated as a percent of net assets.		–%

(a)	The rate shown represents the 7-day annualized effective yield as of January 31, 2025.

Leverage Shares 2X Long ASML Daily ETF
Schedule of Total Return Swap Contracts
January 31, 2025 (Unaudited)

Reference Entity	Counterparty	Pay/ Receive Reference Entity	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Value/ Unrealized Appreciation (Depreciation)
ASML Holding NV	Cantor Fitzgerald & Co.	Receive	OBFR + 2.00%	Monthly	02/17/2026	$591,448	$3,746
ASML Holding NV	Clear Street, LLC	Receive	OBFR + 1.25%	Termination	02/17/2026	3,262,575	62,463
ASML Holding NV	Marex Capital Markets, Inc.	Receive	OBFR + 2.50%	Monthly	02/13/2026	717,870	38,428
Net Unrealized Appreciation (Depreciation)							$104,637

There are no upfront payments or receipts associated with total return swaps in the Fund as of January 31, 2025.

OBFR - Overnight Bank Funding Rate was 4.33% as of January 31, 2025.

Summary of Fair Value Disclosure as of January 31, 2025 (Unaudited)

Leverage Shares 2X Long ASML Daily ETF has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of January 31, 2025:

	Level 1	Level 2	Level 3	Total
Investments:
Money Market Funds	$223,891	$–	$–	$223,891
Total Investments	$223,891	$–	$–	$223,891

Other Financial Instruments:
Total Return Swaps*	–	104,637	–	104,637
Total Other Financial Instruments	$–	$104,637	$–	$104,637

* The fair value of the Fund's investment represents the net unrealized appreciation (depreciation) as of January 31, 2025.

Refer to the Schedule of Investments for further disaggregation of investment categories.